UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02258

Eaton Vance Series Trust II
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders

Annual Report October 31, 2007

EATON VANCE
INCOME
FUND
OF
BOSTON

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Income Fund of Boston as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 6.18% for the year ended October 31, 2007.(1) This return resulted from a decrease in net asset value (NAV) per share to $6.37 on October 31, 2007 from $6.46 on October 31, 2006 and the reinvestment of $0.481 in dividend income.

•                  The Fund’s Class B shares had a total return of 5.58% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV to $6.37 on October 31, 2007 from $6.45 on October 31, 2006 and the reinvestment of $0.433 in dividend income.

•                  The Fund’s Class C shares had a total return of 5.57% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV to $6.37 on October 31, 2007 from $6.45 on October 31, 2006 and the reinvestment of $0.433 in dividend income.

•                  The Fund’s Class I shares had a total return of 6.60% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV to $6.37 on October 31, 2007 from $6.45 on October 31, 2006 and the reinvestment of $0.497 in dividend income.

•                  The Fund’s Class R shares had a total return of 6.09% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV to $6.37 on October 31, 2007 from $6.45 on October 31, 2006 and the reinvestment of $0.465 in dividend income.

•                  The Merrill Lynch U.S. High Yield Master II Index – an unmanaged index of below-investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market – had a return of 6.85% for the year ended October 31, 2007.(2) The Merrill Lynch U.S. High Yield Master II Constrained Index – whose constituents are capped at a maximum allocation of 2% of the Index – had a total return of 6.96% for the same period.(2) The Fund’s peer group, the Lipper High Current Yield Funds Classification, had an average total return of 6.21% for the same period.(2)

•                  Based on each share Class’s most recent dividends and NAV on October 31, 2007 of $6.37 per share, the distribution rates for Class A, Class B, Class C, Class I and Class R shares were 7.74%, 6.99%, 6.99%, 7.99% and 7.49%, respectively.(3) The SEC 30-day yields for Class A, Class B, Class C, Class I and Class R shares were 7.10%, 6.69%, 6.69%, 7.71% and 7.20%, respectively.(4)

Management Discussion

•                  In the first half of the fiscal year, high-yield spreads narrowed to historically tight levels. However, beginning in June, amid the crisis involving subprime mortgage lending and derivative investment vehicles, the high-yield market underwent a severe but brief correction. Spreads quickly widened by 200 basis points (2.00%) to around 460 basis points (4.60%), closer to their historical norms. In the market dislocation, many deals failed to come to market, creating an overhang of roughly $90 billion in pending supply. By mid-August, the market began to recover somewhat, getting a boost from interest rate cuts by the Federal Reserve and from signs of continued corporate profitablity. Spreads narrowed somewhat in September, but widened again in October.

•                  The Fund currently invests its assets in Boston Income Portfolio (the “Portfolio”), a separate registered investment company with the same objective and policies as the Fund. The Fund lagged the Merrill Lynch U.S. High Yield Master II Index in the first eight months of the fiscal year. With spreads very narrow, the Portfolio focused on shorter maturity bonds, bonds senior in the capital structure and senior loans. As spreads tightened further, the Fund lagged due to a lower duration. However, that strategy provided a significant advantage in the market turmoil of mid-summer, as shorter maturity bonds and bonds senior in the capital structure were less impacted by the market decline. The Portfolio used the market decline as an opportunity to buy selected longer maturities that management felt represented better value in the wake of the decline. The Portfolio continued to focus on credits management believed could potentially fare well in a slowing economy. Excluding cash, the Portfolio had a duration of 3.40 years at October 31, 2007.

•                  Among the Portfolio’s stronger performing sectors were metals, specialty retailers, energy and health care.(5)

•                  Cyclical sectors were among the Portfolio’s lagging performers. Most notable were homebuilders, which struggled in a weak housing market, and financials, which suffered from the credit crunch. The Portfolio remained significantly underweighted in both sectors.(5)

(1)       These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R have no sales charge and are offered to certain investors at NAV.

(2)       It is not possible to invest directly in an Index or Lipper Classification. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper average is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund.

(3)       The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the NAV.

(4)       The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result

(5)       Portfolio investments may not be representative of the Portfolio’s current or future investments due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Income Fund of Boston as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Merrill Lynch U.S. High Yield Master II Index, an unmanaged index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and the Merrill Lynch U.S. High Yield Master II Constrained Index, whose constituents are capped at a maximum allocation of 2% of the Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A of the Fund, the Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch U.S. High Yield Master II Constrained Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance(1) As of 10/31/07	Class A	Class B	Class C	Class I	Class R
Class Share Symbol	EVIBX	EBIBX	ECIBX	EIIBX	ERIBX

Average Annual Total Returns (at net asset value)
One Year	6.18%	5.58%	5.57%	6.60%	6.09%
Five Years	12.67	11.85	11.85	12.94	N.A.
Ten Years	6.40	N.A.	N.A.	N.A.	N.A.
Life of Fund†	9.23	9.73	9.81	6.32	7.35

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	1.17%	0.64%	4.59%	6.60%	6.09%
Five Years	11.59	11.60	11.85	12.94	N.A.
Ten Years	5.88	N.A.	N.A.	N.A.	N.A.
Life of Fund†	9.08	9.60	9.81	6.32	7.35

† Inception Dates – Class A: 6/15/72; Class B: 6/20/02; Class C: 6/21/02; Class I: 7/1/99; Class R: 1/5/04

(1)  Average Annual Total Returns at NAV do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at NAV. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 1-year SEC return for Class C reflects 1% CDSC. Class A, Class I and Class R shares redeemed or exchanged within 90 days of the settlement of the purchase are subject to a 1% redemption fee. Absent a fee reduction by the investment adviser, the returns would be lower.

Total Annual Operating Expenses(2)	Class A	Class B	Class C	Class I	Class R

Gross Expense Ratio	1.063%	1.813%	1.813%	0.813%	1.303%
Net Expense Ratio	1.060	1.810	1.810	0.810	1.300

(2)     From the Fund’s prospectus dated 3/1/07. The Net Expense Ratio reflects a contractual fee reduction that cannot be terminated or decreased without the approval of the Board of Trustees and shareholders. Without these waivers, the expenses would have been higher.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Income Fund of Boston Class A vs. the Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch U.S. High Yield Master II Constrained Index *

*            Sources: Thomson Financial; Bloomberg, L.P. Class A of the Fund commenced operations on 6/15/72.

A $10,000 hypothetical investment in Class B shares on 6/20/02, Class C shares on 6/21/02, Class I shares on 7/1/99 and Class R shares on 1/5/04 would have been valued at $16,458 ($16,358 after deduction of applicable contingent deferred sales charge), $16,523, $16,665 and $13,112, respectively, on 10/31/07. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities in the Indices.

Portfolio Credit Quality Ratings(3)

By total investments

(3)     Credit Quality ratings are those provided by Standard & Poor’s, a nationally recognized bond rating service. Reflects the Portfolio’s investments as of October 31, 2007. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Income Fund of Boston as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Income Fund of Boston

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$999.50	$5.19	**
Class B	$1,000.00	$997.30	$9.16	**
Class C	$1,000.00	$997.30	$9.16	**
Class I	$1,000.00	$1,002.30	$4.09	**
Class R	$1,000.00	$999.80	$6.55	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.24	**
Class B	$1,000.00	$1,016.00	$9.25	**
Class C	$1,000.00	$1,016.00	$9.25	**
Class I	$1,000.00	$1,021.10	$4.13	**
Class R	$1,000.00	$1,018.70	$6.61	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.03% for Class A shares, 1.82% for Class B shares, 1.82% for Class C shares, 0.81% for Class I shares and 1.30% for Class R shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

**  Absent a fee reduction by the investment adviser, expenses would be higher.

Eaton Vance Income Fund of Boston as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Boston Income Portfolio, at value (identified cost, $1,907,647,403)	$1,896,910,409
Receivable for Fund shares sold	4,980,390
Total assets	$1,901,890,799
Liabilities
Payable for Fund shares redeemed	$4,481,444
Dividends payable	3,670,994
Payable to affiliate for distribution and service fees	634,359
Payable to affiliate for Trustees' fees	739
Accrued expenses	603,641
Total liabilities	$9,391,177
Net Assets	$1,892,499,622
Sources of Net Assets
Paid-in capital	$2,029,885,367
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(130,854,570)
Accumulated undistributed net investment income	4,205,819
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(10,736,994)
Total	$1,892,499,622
Class A Shares
Net Assets	$1,440,552,301
Shares Outstanding	225,995,837
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.37
Maximum Offering Price Per Share (100 ÷ 95.25 of $6.37)	$6.69
Class B Shares
Net Assets	$173,447,771
Shares Outstanding	27,237,331
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$6.37
Class C Shares
Net Assets	$208,480,263
Shares Outstanding	32,721,952
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$6.37
Class I Shares
Net Assets	$56,912,961
Shares Outstanding	8,931,209
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.37
Class R Shares
Net Assets	$13,106,326
Shares Outstanding	2,056,906
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.37
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest and other income allocated from Portfolio	$160,649,668
Dividends allocated from Portfolio	1,484,472
Expenses allocated from Portfolio	(12,343,751)
Net investment income from Portfolio	$149,790,389
Expenses
Trustees' fees and expenses	$2,456
Distribution and service fees Class A	3,570,414
Class B	1,871,496
Class C	2,100,149
Class R	45,068
Transfer and dividend disbursing agent fees	2,366,586
Printing and postage	268,711
Registration fees	166,917
Legal and accounting services	70,534
Custodian fee	32,150
Miscellaneous	22,122
Total expenses	$10,516,603
Net investment income	$139,273,786
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$31,388,056
Swap contracts	(1,301,783)
Foreign currency transactions	(6,327)
Net realized gain	$30,079,946
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(61,170,891)
Swap contracts	1,367,980
Net change in unrealized appreciation (depreciation)	$(59,802,911)
Net realized and unrealized loss	$(29,722,965)
Net increase in net assets from operations	$109,550,821

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$139,273,786	$121,087,494
Net realized gain from investment transactions, swaps contracts and foreign currency and forward foreign currency exchange contract transactions	30,079,946	27,871,194
Net change in unrealized appreciation (depreciation) from investments, swaps contracts and foreign currency and forward foreign currency exchange contracts	(59,802,911)	16,334,375
Net increase in net assets from operations	$109,550,821	$165,293,063
Distributions to shareholders — From net investment income Class A	$(105,842,531)	$(92,975,157)
Class B	(12,495,489)	(12,942,189)
Class C	(14,011,851)	(12,227,353)
Class I	(4,036,966)	(2,903,767)
Class R	(651,092)	(178,915)
Total distributions to shareholders	$(137,037,929)	$(121,227,381)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$452,915,358	$350,497,985
Class B	18,697,099	19,828,887
Class C	61,249,193	51,215,837
Class I	28,484,411	19,939,139
Class R	10,079,510	3,224,479
Net asset value of shares issued to shareholders in payment of distributions declared Class A	75,538,242	63,409,138
Class B	6,288,492	6,452,280
Class C	7,343,074	6,342,456
Class I	2,866,627	1,768,582
Class R	557,627	164,076
Cost of shares redeemed Class A	(408,311,887)	(317,186,049)
Class B	(33,199,827)	(34,275,524)
Class C	(49,389,491)	(50,754,091)
Class I	(19,202,645)	(11,246,892)
Class R	(1,752,304)	(522,129)
Net asset value of shares exchanged Class A	5,218,261	3,745,153
Class B	(5,218,261)	(3,745,153)
Redemption fees	46,879	22,941
Net increase in net assets from Fund share transactions	$152,210,358	$108,881,115
Net increase in net assets	$124,723,250	$152,946,797

Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
At beginning of year	$1,767,776,372	$1,614,829,575
At end of year	$1,892,499,622	$1,767,776,372
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$4,205,819	$(866,241)

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,			Period Ended		Year Ended September 30,
	2007(1)	2006(1)	2005(1)	October 31, 2004(1)(2)		2004(1)	2003(1)
Net asset value — Beginning of period	$6.460	$6.290	$6.440	$6.370		$6.140	$5.340
Income (loss) from operations
Net investment income	$0.489	$0.477	$0.473	$0.037		$0.504	$0.527
Net realized and unrealized gain (loss)	(0.098)	0.171	(0.134)	0.076		0.262	0.821
Total income from operations	$0.391	$0.648	$0.339	$0.113		$0.766	$1.348
Less distributions
From net investment income	$(0.481)	$(0.478)	$(0.489)	$(0.043)		$(0.537)	$(0.549)
Total distributions	$(0.481)	$(0.478)	$(0.489)	$(0.043)		$(0.537)	$(0.549)
Redemption fees	$0.000 (6)	$0.000 (6)	$0.000 (6)	$0.000	(6)	$0.001	$0.001
Net asset value — End of period	$6.370	$6.460	$6.290	$6.440		$6.370	$6.140
Total Return(3)	6.18%	10.66%	5.37%	1.78	%(7)	12.84%	26.52%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,440,552	$1,335,996	$1,202,517	$1,263,810		$1,233,720	$1,096,587
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.06%	1.06%	1.06%	1.10	%(5)	1.06%	1.02%
Expenses after custodian fee reduction(4)	1.06%	1.06%	1.06%	1.10	%(5)	1.06%	1.02%
Net investment income	7.53%	7.48%	7.34%	6.88	%(5)	7.93%	9.21%
Portfolio Turnover of the Portfolio	84%	68%	71%	5%		79%	116%

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  For the one-month period ended October 31, 2004. The Fund changed its fiscal year-end from September 30 to October 31.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Amount represents less than $0.0005.

(7)  Not annualized.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,			Period Ended		Year Ended September 30,
	2007(1)	2006(1)	2005(1)	October 31, 2004(1)(2)		2004(1)	2003(1)
Net asset value — Beginning of period	$6.450	$6.280	$6.440	$6.360		$6.140	$5.340
Income (loss) from operations
Net investment income	$0.441	$0.431	$0.424	$0.034		$0.454	$0.483
Net realized and unrealized gain (loss)	(0.088)	0.169	(0.144)	0.085		0.256	0.825
Total income from operations	$0.353	$0.600	$0.280	$0.119		$0.710	$1.308
Less distributions
From net investment income	$(0.433)	$(0.430)	$(0.440)	$(0.039)		$(0.491)	$(0.508)
Total distributions	$(0.433)	$(0.430)	$(0.440)	$(0.039)		$(0.491)	$(0.508)
Redemption fees	$0.000 (6)	$0.000 (6)	$0.000 (6)	$0.000	(6)	$0.001	$—
Net asset value — End of period	$6.370	$6.450	$6.280	$6.440		$6.360	$6.140
Total Return(3)	5.58%	9.85%	4.48%	1.80	%(7)	11.96%	25.57%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$173,448	$189,173	$195,780	$194,731		$188,512	$116,449
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.81%	1.81%	1.81%	1.85	%(5)	1.81%	1.79%
Expenses after custodian fee reduction(4)	1.81%	1.81%	1.81%	1.85	%(5)	1.81%	1.79%
Net investment income	6.79%	6.76%	6.59%	6.13	%(5)	7.13%	8.19%
Portfolio Turnover of the Portfolio	84%	68%	71%	5%		79%	116%

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  For the one-month period ended October 31, 2004. The Fund changed its fiscal year-end from September 30 to October 31.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Amount represents less than $0.0005.

(7)  Not annualized.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,			Period Ended		Year Ended September 30,
	2007(1)	2006(1)	2005(1)	October 31, 2004(1)(2)		2004(1)	2003(1)
Net asset value — Beginning of period	$6.450	$6.280	$6.440	$6.370		$6.140	$5.340
Income (loss) from operations
Net investment income	$0.440	$0.043	$0.424	$0.033		$0.453	$0.482
Net realized and unrealized gain (loss)	(0.087)	0.170	(0.143)	0.076		0.267	0.825
Total income from operations	$0.353	$0.600	$0.281	$0.109		$0.720	$1.307
Less distributions
From net investment income	$(0.433)	$(0.430)	$(0.441)	$(0.039)		$(0.491)	$(0.507)
Total distributions	$(0.433)	$(0.430)	$(0.441)	$(0.039)		$(0.491)	$(0.507)
Redemption fees	$0.000 (6)	$0.000 (6)	$0.000 (6)	$0.000	(6)	$0.001	$—
Net asset value — End of period	$6.370	$6.450	$6.280	$6.440	(7)	$6.370	$6.140
Total Return(3)	5.57%	9.84%	4.40%	1.79%		12.04%	25.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$208,480	$192,526	$180,878	$196,062		$190,103	$118,788
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.81%	1.81%	1.81%	1.85	%(5)	1.81%	1.79%
Expenses after custodian fee reduction(4)	1.81%	1.81%	1.81%	1.85	%(5)	1.81%	1.79%
Net investment income	6.78%	6.75%	6.59%	6.12	%(5)	7.13%	8.15%
Portfolio Turnover of the Portfolio	84%	68%	71%	5%		79%	116%

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  For the one-month period ended October 31, 2004. The Fund changed its fiscal year-end from September 30 to October 31.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Amount represents less than $0.0005.

(7)  Not annualized.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31,			Period Ended		Year Ended September 30,
	2007(1)	2006(1)	2005(1)	October 31, 2004(1)(2)		2004(1)	2003(1)
Net asset value — Beginning of period	$6.450	$6.280	$6.440	$6.360		$6.130	$5.340
Income (loss) from operations
Net investment income	$0.505	$0.492	$0.487	$0.039		$0.517	$0.540
Net realized and unrealized gain (loss)	(0.088)	0.171	(0.141)	0.086		0.264	0.812
Total income from operations	$0.417	$0.663	$0.346	$0.125		$0.781	$1.352
Less distributions
From net investment income	$(0.497)	$(0.493)	$(0.506)	$(0.045)		$(0.552)	$(0.562)
Total distributions	$(0.497)	$(0.493)	$(0.506)	$(0.045)		$(0.552)	$(0.562)
Redemption fees	$0.000 (6)	$0.000 (6)	$0.000 (6)	$0.000	(6)	$0.001	$—
Net asset value — End of period	$6.370	$6.450	$6.280	$6.440	(7)	$6.360	$6.130
Total Return(3)	6.60%	10.93%	5.48%	1.88%		13.20%	26.58%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$56,913	$45,622	$34,135	$61,409		$55,669	$34,311
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.81%	0.81%	0.81%	0.85	%(5)	0.81%	0.80%
Expenses after custodian fee reduction(4)	0.81%	0.81%	0.81%	0.85	%(5)	0.81%	0.80%
Net investment income	7.78%	7.73%	7.55%	7.06	%(5)	8.13%	9.27%
Portfolio Turnover of the Portfolio	84%	68%	71%	5%		79%	116%

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  For the one-month period ended October 31, 2004. The Fund changed its fiscal year-end from September 30 to October 31.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Amount represents less than $0.0005.

(7)  Not annualized.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended October 31,			Period Ended		Period Ended
	2007(1)	2006(1)	2005(1)	October 31, 2004(1)(2)		September 30, 2004(1)(3)
Net asset value — Beginning of period	$6.450	$6.280	$6.440	$6.370		$6.450
Income (loss) from operations
Net investment income	$0.471	$0.457	$0.460	$0.035		$0.353
Net realized and unrealized gain (loss)	(0.086)	0.175	(0.147)	0.077		(0.052	)(4)
Total income from operations	$0.385	$0.632	$0.313	$0.112		$0.301
Less distributions
From net investment income	$(0.465)	$(0.462)	$(0.473)	$(0.042)		$(0.382)
Total distributions	$(0.465)	$(0.462)	$(0.473)	$(0.042)		$(0.382)
Redemption fees	$0.000 (8)	$0.000 (8)	$0.000 (8)	$0.000	(8)	$0.001
Net asset value — End of period	$6.370	$6.450	$6.280	$6.440		$6.370
Total Return(5)	6.09%	10.40%	4.92%	1.77	%(10)	4.87	%(10)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$13,106	$4,459	$1,520	$233		$116
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.30%	1.30%	1.30%	1.34	%(7)	1.31	%(7)
Expenses after custodian fee reduction(6)	1.30%	1.30%	1.30%	1.34	%(7)	1.31	%(7)
Net investment income	7.28%	7.16%	7.18%	6.44	%(7)	7.51	%(7)
Portfolio Turnover of the Portfolio	84%	68%	71%	5%		79	%(9)

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  For the one-month period ended October 31, 2004. The Fund changed its fiscal year-end from September 30 to October 31.

(3)  For the period from the commencement of operations of Class R shares, January 5, 2004, to September 30, 2004.

(4)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

(8)  Amount represents less than $0.0005.

(9)  For the period ended September 30, 2004.

(10)  Not annualized.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Income Fund of Boston (the Fund) is a diversified series of Eaton Vance Series Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B, Class C, Class I and Class R shares are sold at net asset value and Class B and Class C shares are generally subject to a contingent deferred sales charge (See Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Boston Income Portfolio (the Portfolio), a New York trust, having the same investment objectives and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (93.1% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $132,519,222 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax or excise tax. The capital loss carryforward will expire on October 31, 2009 ($76,209,080) and October 31, 2010 ($56,310,142). During the year ended October 31, 2007, a capital loss carryforward of $25,911,953 was utilized to offset net realized gains by the Fund.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is

Eaton Vance Income Fund of Boston as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares held by Class A, Class I and Class R shareholders within 90 days of the settlement of the purchase, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are ordinarily paid monthly. Distributions of realized capital gains, if any, are made at least annually. Distributions are declared seperately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Ordinary income	$137,037,929	$121,227,381

During the year ended October 31, 2007, accumulated undistributed net investment income was increased by $2,836,203, accumulated net realized loss was increased by $2,789,536, and paid-in capital was decreased by $46,667, due to differences between book and tax accounting, primarily for premium amortization, foreign currency gain/loss and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$9,359,682
Capital loss carryforward	$(132,519,222)
Unrealized depreciation	$(10,555,211)
Other temporary differences	$(3,670,994)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization, wash sales, the timing of recognizing distributions to shareholders, and differences between book and tax accounting for partnership allocations.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2007, EVM earned $146,387 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $153,996 as its portion of the sales charges on sales of Class A shares during the year ended October 31, 2007. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

Eaton Vance Income Fund of Boston as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 for Class A shares amounted to $3,570,414. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2007, the Fund paid or accrued to EVD $1,403,622 and $1,575,112 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $7,360,000 and $17,991,000 for Class B and Class C shares, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2007, the Fund paid or accrued to EVD $22,534 for Class R shares, representing 0.25% of the average daily net assets for Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount not exceeding 0.25% per annum of the Fund's average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $467,874, $525,037 and $22,534 for Class B, Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemption in the first and second year, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2007, the Fund was informed that EVD received approximately $19,000, $475,000, and $44,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $572,561,181 and $566,293,081, respectively, for the year ended October 31, 2007.

Eaton Vance Income Fund of Boston as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	69,568,970	54,928,027
Issued to shareholders electing to receive payments of distributions in Fund shares	11,655,684	9,931,477
Redemptions	(62,995,005)	(49,776,966)
Exchange from Class B shares	803,575	587,340
Net increase	19,033,224	15,669,878
	Year Ended October 31,
Class B	2007	2006
Sales	2,872,181	3,114,174
Issued to shareholders electing to receive payments of distributions in Fund shares	970,673	1,011,691
Redemptions	(5,131,294)	(5,382,340)
Exchange to Class A shares	(803,555)	(587,733)
Net decrease	(2,091,995)	(1,844,208)
	Year Ended October 31,
Class C	2007	2006
Sales	9,412,706	8,027,472
Issued to shareholders electing to receive payments of distributions in Fund shares	1,133,385	993,568
Redemptions	(7,658,679)	(7,972,824)
Net increase	2,887,412	1,048,216
	Year Ended October 31,
Class I	2007	2006
Sales	4,375,740	3,121,889
Issued to shareholders electing to receive payments of distributions in Fund shares	442,715	277,098
Redemptions	(2,957,253)	(1,761,845)
Net increase	1,861,202	1,637,142

	Year Ended October 31,
Class R	2007	2006
Sales	1,552,669	505,231
Issued to shareholders electing to receive payments of distributions in Fund shares	86,315	25,683
Redemptions	(272,982)	(81,839)
Net increase	1,366,002	449,075

For the years ended October 31, 2007 and October 31, 2006, the Fund received $46,879 and $22,941, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Income Fund of Boston as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Series Trust II and Shareholders of Eaton Vance Income
Fund of Boston:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Income Fund of Boston (the "Fund") (one of the series of Eaton Vance Series Trust II) as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the year ended October 31, 2006 and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 27, 2006.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Income Fund of Boston as of October 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

Boston Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 12.6%(1)
Security	Principal Amount	Value
Aerospace — 0.2%
Hawker Beechcraft Acquisition, Term Loan, 5.20%, Maturing 3/26/14	$369,787	$362,420
Hawker Beechcraft Acquisition, Term Loan, 7.17%, Maturing 3/26/14	4,348,362	4,261,734
		$4,624,154
Automotive & Auto Parts — 0.3%
EPD Holdings, Term Loan, 10.71%, Maturing 7/13/15	$5,410,000	$5,238,682
		$5,238,682
Broadcasting — 0.6%
HIT Entertainment, Inc., Term Loan, 10.86%, Maturing 2/5/13	$13,910,000	$13,284,050
		$13,284,050
Building Materials — 0.6%
PLY GEM Industries, Inc., Term Loan, 7.95%, Maturing 8/15/11	$13,432,476	$12,646,675
		$12,646,675
Capital Goods — 0.3%
Dresser, Inc., Term Loan, 7.99%, Maturing 5/4/14	$4,196,785	$4,119,408
Dresser, Inc., Term Loan, 11.13%, Maturing 5/4/15	2,120,000	2,070,975
		$6,190,383
Consumer Products — 0.2%
Amscan Holdings, Inc., Term Loan, 7.56%, Maturing 5/25/13	$3,213,850	$3,117,434
		$3,117,434
Diversified Media — 0.4%
Nielsen Finance, LLC, Term Loan, 7.36%, Maturing 8/9/13	$7,577,001	$7,388,629
		$7,388,629

Security	Principal Amount	Value
Energy — 0.6%
SandRidge Energy, Inc., Term Loan, 8.63%, Maturing 4/1/13	$11,760,000	$11,613,000
		$11,613,000
Food Service — 0.2%
ARAMARK Corp., Term Loan, Maturing 1/26/14(2)	$3,823,327	$3,737,780
		$3,737,780
Gaming — 1.0%
BLB Worldwide Holdings, Term Loan, 9.72%, Maturing 6/30/12	$8,520,000	$8,030,100
Cannery Casino Resorts, LLC, Term Loan, 9.76%, Maturing 5/18/14	3,220,000	3,099,250
Great Lakes Entertainment, Term Loan, 9.00%, Maturing 8/15/12	9,731,732	9,561,427
		$20,690,777
Healthcare — 1.2%
Advanced Medical Optics, Inc., Term Loan, 7.03%, Maturing 4/2/14	$2,587,000	$2,496,455
Community Health Systems, Inc., Term Loan, 0.00%, Maturing 7/25/14(3)	424,439	415,155
Community Health Systems, Inc., Term Loan, 7.76%, Maturing 7/25/14	6,435,561	6,294,783
HCA, Inc., Term Loan, 7.45%, Maturing 11/18/13	16,078,500	15,735,642
		$24,942,035
Homebuilders / Real Estate — 0.6%
Realogy Corp., Term Loan, 4.97%. Maturing 9/1/14	$2,810,606	$2,619,485
Realogy Corp., Term Loan, 8.24%. Maturing 9/1/14	10,413,295	9,705,191
		$12,324,676
Insurance — 0.1%
U.S.I. Holdings Corp., Term Loan, 7.95%, Maturing 5/4/14	$2,643,375	$2,603,724
		$2,603,724

See notes to financial statements

Boston Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount	Value
Publishing / Printing — 1.9%
Houghton Mifflin, Inc., Term Loan, 11.94%, Maturing 12/21/07	$5,104,060	$5,107,250
Laureate Education, Inc., Term Loan, Maturing 8/22/15(2)	7,930,000	7,693,800
Laureate Education, Inc., Term Loan, 9.21%, Maturing 8/22/15	11,330,000	11,046,750
Laureate Education, Inc., Term Loan, 9.44%, Maturing 8/22/15	6,850,000	6,827,550
Laureate Education, Inc., Term Loan, 10.73%, Maturing 5/22/08	8,170,000	8,047,450
		$38,722,800
Services — 1.7%
Adesa, Inc., Term Loan, 7.45%, Maturing 10/18/13	$10,573,500	$10,247,794
Catalina Marketing Corp., Term Loan, Maturing 10/1/08(2)	6,747,000	6,645,795
Neff Rental, Inc., Term Loan, 8.90%, Maturing 5/31/13	2,730,000	2,472,924
Rental Service Corp., Term Loan, 8.75%, Maturing 11/30/13	3,231,113	3,158,413
Sabre, Inc., Term Loan, 6.96%, Maturing 9/30/14	11,934,279	11,362,185
		$33,887,111
Super Retail — 0.6%
Claire's Stores, Inc., Term Loan, 7.95%, Maturing 5/24/14	$13,406,400	$12,675,336
		$12,675,336
Telecommunications — 2.1%
Intelsat Bermuda, Ltd., Term Loan, 7.86%, Maturing 2/1/14	$4,400,000	$4,361,500
Level 3 Communications, Inc., Term Loan, 7.49%, Maturing 3/13/14	8,010,000	7,820,315
Telesat Canada, Term Loan, Maturing 10/31/08(2)	31,660,000	31,660,000
		$43,841,815
Total Senior Floating-Rate Interests (identified cost $263,412,605)		$257,529,061

Corporate Bonds & Notes — 77.3%
Security	Principal Amount (000's omitted)	Value
Aerospace — 0.3%
Alion Science and Technologies, Corp., 10.25%, 2/1/15	$2,910	$2,735,400
Bombardier, Inc., 8.00%, 11/15/14(4)	2,620	2,737,900
DRS Technologies, Inc., Sr. Sub. Notes, 7.625%, 2/1/18	1,440	1,479,600
		$6,952,900
Air Transportation — 0.1%
Continental Airlines, 7.033%, 6/15/11	$1,515	$1,472,005
		$1,472,005
Automotive & Auto Parts — 5.8%
Altra Industrial Motion, Inc., 9.00%, 12/1/11	$6,560	$6,625,600
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	2,965	2,905,700
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13	1,800	1,737,000
Ford Motor Credit Co., 7.375%, 10/28/09	14,920	14,396,114
Ford Motor Credit Co., 7.875%, 6/15/10	7,085	6,834,106
Ford Motor Credit Co., Sr. Notes, 5.80%, 1/12/09	1,965	1,896,270
Ford Motor Credit Co., Sr. Notes, 9.875%, 8/10/11	315	314,766
General Motors Acceptance Corp., 5.85%, 1/14/09	1,815	1,751,829
General Motors Acceptance Corp., 6.375%, 5/1/08	39,530	39,332,350
General Motors Acceptance Corp., 7.00%, 2/1/12	710	649,007
General Motors Acceptance Corp., 7.25%, 3/2/11	13,140	12,433,975
General Motors Acceptance Corp., 7.75%, 1/19/10	6,640	6,430,455
General Motors Acceptance Corp., Variable Rate, 6.808%, 5/15/09	4,555	4,287,257
Goodyear Tire & Rubber Co., Sr. Notes, Variable Rate, 9.135%, 12/1/09	3,740	3,805,450
Tenneco Automotive, Inc., Series B, 10.25%, 7/15/13	7,195	7,797,581
Tenneco Automotive, Inc., Sr. Sub. Notes, 8.625%, 11/15/14	4,385	4,494,625
United Components, Inc., Sr. Sub. Notes, 9.375%, 6/15/13	1,895	1,942,375
Venture Holding Trust, Sr. Notes, 9.50%, 7/1/05(5)	3,683	18,415
		$117,652,875

See notes to financial statements

Boston Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Broadcasting — 0.2%
Rainbow National Services, LLC, Sr. Sub. Debs., 10.375%, 9/1/14(4)	$3,560	$3,933,800
		$3,933,800
Building Materials — 2.0%
Dayton Superior Corp., Sr. Notes, 10.75%, 9/15/08	$415	$422,262
Goodman Global Holdings, Inc., Sr. Notes, Variable Rate, 8.36%, 6/15/12	5,711	5,753,832
Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	965	1,022,900
Interline Brands, Inc., Sr. Sub. Notes, 8.125%, 6/15/14	2,520	2,526,300
Nortek, Inc., Sr. Sub. Notes, 8.50%, 9/1/14	16,315	14,520,350
NTK Holdings, Inc., Sr. Disc. Notes, 10.75%, (0% until 2009), 3/1/14	7,735	5,105,100
Panolam Industries International, Sr. Sub. Notes, 10.75%, 10/1/13(4)	11,640	11,116,200
		$40,466,944
Cable / Satellite TV — 3.4%
CCH I Holdings, LLC, 11.75%, 5/15/14	$2,280	$2,000,700
CCH I, LLC/CCH I Capital Co., 11.00%, 10/1/15	5,965	5,815,875
CCH II, LLC/CCH II Capital Co., 10.25%, 9/15/10	5,655	5,782,237
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes, 8.75%, 11/15/13	19,005	19,100,025
CSC Holdings, Inc., Series B, 8.125%, 8/15/09	2,495	2,551,137
CSC Holdings, Inc., 6.75%, 4/15/12	3,025	2,941,812
CSC Holdings, Inc., Sr. Notes, 7.25%, 7/15/08	3,765	3,783,825
CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07	15	15,056
Insight Communications, Sr. Disc. Notes, 12.25%, 2/15/11	19,735	20,475,062
Kabel Deutschland GmbH, 10.625%, 7/1/14	4,005	4,365,450
Mediacom Broadband Group Corp., LLC, Sr. Notes, 8.50%, 10/15/15	2,290	2,267,100
		$69,098,279
Capital Goods — 1.1%
American Railcar Industry, 7.50%, 3/1/14	$3,895	$3,865,787
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15	3,575	3,744,812
ESCO Corp., Sr. Notes, 8.625%, 12/15/13(4)	3,010	3,077,725
ESCO Corp., Sr. Notes, Variable Rate, 9.569%, 12/15/13(4)	3,010	3,025,050
RBS Global & Rexnord Corp., 9.50%, 8/1/14	3,775	3,916,562

Security	Principal Amount (000's omitted)	Value
Capital Goods (continued)
RBS Global & Rexnord Corp., 11.75%, 8/1/16	$5,290	$5,633,850
		$23,263,786
Chemicals — 1.3%
Equistar Chemical, Sr. Notes, 10.625%, 5/1/11	$4,775	$5,013,750
INEOS Group Holdings PLC, 8.50%, 2/15/16(4)	8,430	8,050,650
Nova Chemicals Corp., Sr. Notes, Variable Rate, 8.484%, 11/15/13	3,525	3,480,937
Reichhold Industries, Inc., Sr. Notes, 9.00%, 8/15/14(4)	10,020	10,220,400
		$26,765,737
Consumer Products — 0.9%
Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	$11,295	$10,730,250
Revlon Consumer Products Corp., Sr. Sub. Notes, 8.625%, 2/1/08	8,400	8,211,000
		$18,941,250
Containers — 0.7%
Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	$5,160	$4,824,600
Pliant Corp. (PIK), 11.85%, 6/15/09	8,409	8,579,031
		$13,403,631
Diversified Financial Services — 1.4%
E*Trade Financial Corp., 7.875%, 12/1/15	$9,465	$9,039,075
Nuveen Investments, Inc., 5.00%, 9/15/10	1,205	1,058,625
Nuveen Investments, Inc., Sr. Notes, 10.50%, 11/15/15(4)	8,180	8,292,475
Residential Capital LLC, Sub. Notes, Variable Rate, 8.044%, 4/17/09(4)	16,025	9,955,531
		$28,345,706
Diversified Media — 1.9%
Affinion Group, Inc., 10.125%, 10/15/13	$1,800	$1,885,500
Affinion Group, Inc., 11.50%, 10/15/15	2,520	2,639,700
CanWest Media, Inc., 8.00%, 9/15/12	18,407	18,038,417
LBI Media, Inc., Sr. Disc. Notes, 11.00%, (0.00% until 2008), 10/15/13	3,320	3,058,550
Nielsen Finance, LLC, 10.00%, 8/1/14	6,960	7,360,200

See notes to financial statements

Boston Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Diversified Media (continued)
Quebecor Media, Inc., Sr. Notes, 7.75%, 3/15/16(4)	$3,060	$2,968,200
Warner Music Group, Sr. Sub. Notes, 7.375%, 4/15/14	2,310	2,061,675
		$38,012,242
Energy — 6.8%
Alliant Holdings I, Inc., 11.00%, 5/1/15(4)	$4,190	$4,043,350
Allis-Chalmers Energy, Inc., 8.50%, 3/1/17	1,875	1,842,187
Allis-Chalmers Energy, Inc., Sr. Notes, 9.00%, 1/15/14	7,885	8,022,987
Cimarex Energy Co., Sr. Notes, 7.125%, 5/1/17	2,625	2,634,844
Clayton Williams Energy, Inc., 7.75%, 8/1/13	4,095	3,859,537
Compton Pet Finance Corp., 7.625%, 12/1/13	8,727	8,399,737
Denbury Resources, Inc., Sr. Sub. Notes, 7.50%, 12/15/15	1,120	1,142,400
El Paso Corp., Sr. Notes, 9.625%, 5/15/12	3,800	4,160,111
Encore Acquisition Co., Sr. Sub. Notes, 7.25%, 12/1/17	2,855	2,747,937
Inergy L.P./Finance, Sr. Notes, 6.875%, 12/15/14	6,735	6,633,975
Ocean Rig Norway AS, Sr. Notes, 8.375%, 7/1/13(4)	4,425	4,546,687
OPTI Canada, Inc., 7.875%, 12/15/14(4)	4,010	3,999,975
OPTI Canada, Inc., 8.25%, 12/15/14(4)	3,735	3,763,012
Parker Drilling Co., Sr. Notes, 9.625%, 10/1/13	1,435	1,539,037
Petrohawk Energy Corp., 9.125%, 7/15/13	15,010	16,004,412
Petroplus Finance, Ltd., 6.75%, 5/1/14(4)	955	912,025
Petroplus Finance, Ltd., 7.00%, 5/1/17(4)	9,405	8,887,725
Plains Exploration & Production Co., 7.00%, 3/15/17	5,575	5,324,125
Quicksilver Resources, Inc., 7.125%, 4/1/16	3,975	3,935,250
RAM Energy, Inc., Sr. Notes, 11.50%, 2/15/08	3,459	3,493,590
SemGroup L.P., Sr. Notes, 8.75%, 11/15/15(4)	10,225	9,867,125
SESI, LLC, 6.875%, 6/1/14	1,150	1,121,250
Stewart & Stevenson, LLC, Sr. Notes, 10.00%, 7/15/14	7,540	7,785,050
United Refining Co., Sr. Notes, 10.50%, 8/15/12	21,745	22,587,619
VeraSun Energy Corp., 9.875%, 12/15/12	1,900	1,892,875
		$139,146,822
Entertainment / Film — 0.9%
AMC Entertainment, Inc., 11.00%, 2/1/16	$6,945	$7,552,687
Marquee Holdings, Inc., Sr. Disc. Notes, 9.505%, 8/15/14	13,550	11,551,375
		$19,104,062

Security	Principal Amount (000's omitted)	Value
Environmental — 0.3%
Waste Services, Inc., Sr. Sub. Notes, 9.50%, 4/15/14	$7,240	$7,276,200
		$7,276,200
Food & Drug Retail — 2.4%
Rite Aid Corp., 6.125%, 12/15/08(4)	$21,275	$21,115,437
Rite Aid Corp., 8.625%, 3/1/15	3,305	2,949,712
Rite Aid Corp., 9.375%, 12/15/15(4)	4,180	3,876,950
Rite Aid Corp., 9.50%, 6/15/17(4)	21,710	20,190,300
		$48,132,399
Food / Beverage / Tobacco — 0.9%
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes, 11.50%, (0.00% until 2008), 11/1/11	$9,285	$8,635,050
Dole Foods Co., 7.25%, 6/15/10	7,785	7,434,675
Dole Foods Co., Sr. Notes, 8.625%, 5/1/09	1,745	1,762,450
Pierre Foods, Inc., Sr. Sub. Notes, 9.875%, 7/15/12	1,505	1,256,675
		$19,088,850
Gaming — 7.9%
Buffalo Thunder Development Authority, 9.375%, 12/15/14(4)	$7,855	$7,383,700
CCM Merger, Inc., 8.00%, 8/1/13(4)	4,915	4,742,975
Chukchansi EDA, Sr. Notes, Variable Rate, 8.859%, 11/15/12(4)	5,045	5,070,225
Eldorado Casino Shreveport (PIK), 10.00%, 8/1/12	733	736,320
Fontainebleau Las Vegas, LLC, 10.25%, 6/15/15(4)	19,830	18,640,200
Galaxy Entertainment Finance, 9.875%, 12/15/12(4)	9,105	9,810,637
Galaxy Entertainment Finance, Variable Rate, 10.409%, 12/15/10(4)	7,940	8,257,600
Greektown Holdings, LLC, Sr. Notes, 10.75%, 12/1/13(4)	1,875	1,875,000
Indianapolis Downs, LLC & Capital Corp., Sr. Notes, 11.00%, 11/1/12(4)	4,295	4,337,950
Inn of the Mountain Gods, Sr. Notes, 12.00%, 11/15/10	9,365	9,926,900
Majestic HoldCo, LLC, 12.50%, (0.00% until 2008), 10/15/11(4)	3,390	2,423,850
Majestic Star Casino, LLC, 9.50%, 10/15/10	5,315	5,261,850
MGM Mirage, Inc., 7.50%, 6/1/16	6,590	6,581,762
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	2,275	2,334,719

See notes to financial statements

Boston Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Gaming (continued)
OED Corp./Diamond Jo, LLC, 8.75%, 4/15/12	$8,790	$8,811,975
Pinnacle Entertainment Inc., Sr. Sub. Notes, 7.50%, 6/15/15(4)	5,855	5,679,350
Pokagon Gaming Authority, Sr. Notes, 10.375%, 6/15/14(4)	2,330	2,586,300
San Pasqual Casino, 8.00%, 9/15/13(4)	2,005	2,035,075
Seminole Hard Rock Entertainment, Variable Rate, 8.194%, 3/15/14(4)	3,875	3,807,187
Station Casinos, Inc., 7.75%, 8/15/16	2,415	2,375,756
Station Casinos, Inc., Sr. Notes, 6.00%, 4/1/12	1,800	1,678,500
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	24,460	20,852,150
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(4)	9,455	9,880,475
Turning Stone Resort Casinos, Sr. Notes, 9.125%, 9/15/14(4)	1,470	1,528,800
Venetian Casino Resort/Las Vegas Sands Inc., 6.375%, 2/15/15	645	629,681
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/14(4)	14,210	14,281,050
		$161,529,987
Healthcare — 5.6%
Accellent, Inc., 10.50%, 12/1/13	$3,795	$3,595,762
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes, 10.00%, 2/15/15	7,160	7,643,300
Bausch & Lomb, Inc., Sr. Notes, 9.875%, 11/1/15(4)	7,685	7,934,763
HCA, Inc., 7.875%, 2/1/11	3,240	3,215,700
HCA, Inc., 8.75%, 9/1/10	30,755	31,446,988
HCA, Inc., 9.125%, 11/15/14	5,335	5,535,063
HCA, Inc., 9.25%, 11/15/16	7,215	7,611,825
MultiPlan, Inc., Sr. Sub. Notes, 10.375%, 4/15/16(4)	10,535	10,824,713
National Mentor Holdings, Inc., 11.25%, 7/1/14	7,970	8,488,050
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13	3,575	3,557,125
Service Corp. International, Sr. Notes, 7.00%, 6/15/17	3,040	2,986,800
Universal Hospital Services, Inc. (PIK), 8.50%, 6/1/15(4)	1,555	1,589,988
Universal Hospital Services, Inc., Variable Rate, 8.759%, 6/1/15(4)	1,555	1,566,663
US Oncology, Inc., 9.00%, 8/15/12	5,370	5,410,275
US Oncology, Inc., 10.75%, 8/15/14	8,635	9,023,575
Varietal Distribution Merger, Inc., Sr. Notes (PIK), 10.25%, 7/15/15(4)	1,635	1,610,475
Viant Holdings, Inc., 10.125%, 7/15/17(4)	1,583	1,495,935
		$113,537,000

Security	Principal Amount (000's omitted)	Value
Homebuilders / Real Estate — 0.1%
Realogy Corp., Sr. Notes, 10.50%, 4/15/14(4)	$1,095	$912,956
Stanley Martin Co., 9.75%, 8/15/15	1,415	969,275
		$1,882,231
Leisure — 2.5%
HRP Myrtle Beach Capital Corp., Sr. Notes (PIK), 14.50%, 4/1/14(4)	$4,620	$4,504,733
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., 12.50%, 4/1/13(4)	3,635	3,544,125
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate, 9.894%, 4/1/12(4)	6,665	6,706,656
Universal City Development Partners, Sr. Notes, 11.75%, 4/1/10	18,305	19,266,013
Universal City Florida Holdings, Sr. Notes, Variable Rate, 10.106%, 5/1/10	17,165	17,637,038
		$51,658,565
Metals / Mining — 1.6%
Aleris International, Inc., Sr. Notes, 9.00%, 12/15/14	$1,540	$1,397,550
Aleris International, Inc., Sr. Sub. Notes, 10.00%, 12/15/16	13,290	11,761,650
Alpha Natural Resources, Sr. Notes, 10.00%, 6/1/12	2,155	2,305,850
FMG Finance PTY, Ltd., 10.625%, 9/1/16(4)	10,135	12,060,650
FMG Finance PTY, Ltd., Variable Rate, 9.621%, 9/1/11(4)	4,130	4,305,525
		$31,831,225
Paper — 2.0%
Abitibi-Consolidated Finance LP, 7.875%, 8/1/09	$7,040	$6,793,600
Georgia-Pacific Corp., 9.50%, 12/1/11	2,970	3,148,200
Jefferson Smurfit Corp., 7.50%, 6/1/13	1,555	1,523,900
NewPage Corp., 10.00%, 5/1/12	10,105	10,736,563
NewPage Corp., 12.00%, 5/1/13	2,790	3,027,150
NewPage Corp., Variable Rate, 11.606%, 5/1/12	2,585	2,798,263
Smurfit-Stone Container Enterprises, Inc., Sr. Notes, 8.00%, 3/15/17	9,195	9,183,506
Stone Container Corp., Sr. Notes, 8.375%, 7/1/12	3,095	3,110,475
		$40,321,657
Publishing / Printing — 1.9%
Dex Media West, LLC, 9.875%, 8/15/13	$6,262	$6,708,168
Harland Clarke Holdings, 9.50%, 5/15/15	2,250	2,058,750

See notes to financial statements

Boston Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Publishing / Printing (continued)
Idearc, Inc., Sr. Notes, 8.00%, 11/15/16	$4,445	$4,478,338
MediaNews Group, Inc., Sr. Sub. Notes, 6.875%, 10/1/13	1,815	1,388,475
R.H. Donnelley Corp., 8.875%, 10/15/17(4)	11,820	11,879,100
Reader's Digest Association, Inc. (The), Sr. Sub. Notes, 9.00%, 2/15/17(4)	13,165	11,799,131
		$38,311,962
Railroad — 1.0%
Kansas City Southern Mexico, Sr. Notes, 7.375%, 6/1/14(4)	$2,350	$2,355,875
Kansas City Southern Mexico, Sr. Notes, 7.625%, 12/1/13	6,985	7,159,625
Kansas City Southern Railway Co., 9.50%, 10/1/08	1,780	1,828,950
TFM SA de C.V., Sr. Notes, 9.375%, 5/1/12	8,830	9,403,950
		$20,748,400
Restaurants — 0.8%
El Pollo Loco, Inc., 11.75%, 11/15/13	$6,910	$6,979,100
NPC International, Inc., 9.50%, 5/1/14	9,005	8,464,700
		$15,443,800
Services — 4.8%
Aramark Corp., Sr. Notes, 8.50%, 2/1/15	$2,109	$2,145,908
Ceridian Corp., Sr. Notes, 11.25%, 11/15/15(4)	13,640	13,537,700
Education Management, LLC, 8.75%, 6/1/14	5,215	5,410,563
Education Management, LLC, 10.25%, 6/1/16	15,125	15,956,875
KAR Holdings, Inc., Sr. Notes, Variable Rate, 9.356%, 5/1/14(4)	2,805	2,678,775
MediMedia USA, Inc., Sr. Sub Notes, 11.375%, 11/15/14(4)	5,110	5,365,500
Muzak, LLC/Muzak Finance, Sr. Notes, 10.00%, 2/15/09	2,950	2,791,438
Neff Corp., Sr. Notes, 10.00%, 6/1/15	1,570	1,138,250
Norcross Safety Products, LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B, 9.875%, 8/15/11	6,635	6,900,400
Safety Products Holdings, Inc. Sr. Notes (PIK), 11.75%, 1/1/12	12,259	12,636,573
Travelport, LLC, 9.875%, 9/1/14	10,405	10,769,175
Travelport, LLC, 11.875%, 9/1/16	2,829	3,069,465
West Corp., 9.50%, 10/15/14	14,400	14,868,000
		$97,268,622

Security	Principal Amount (000's omitted)	Value
Steel — 0.9%
RathGibson, Inc., 11.25%, 2/15/14	$8,245	$8,554,188
Ryerson, Inc., Sr. Notes, 12.00%, 11/1/15(4)	1,185	1,223,513
Ryerson, Inc., Sr. Notes, Variable Rate, 12.574%, 11/1/14(4)	790	809,750
Steel Dynamics, Inc., Sr. Notes, 7.375%, 11/1/12(4)	8,365	8,406,825
		$18,994,276
Super Retail — 5.9%
Bon-Ton Department Stores, Inc., 10.25%, 3/15/14	$4,965	$4,369,200
GameStop Corp., 8.00%, 10/1/12	28,155	29,527,556
General Nutrition Center, Sr. Notes, Variable Rate (PIK), 10.009%, 3/15/14	7,470	7,227,225
General Nutrition Center, Sr. Sub. Notes, 10.75%, 3/15/15	7,470	7,301,925
Michaels Stores, Inc., Sr. Notes, 10.00%, 11/1/14	5,995	6,069,938
Michaels Stores, Inc., Sr. Sub. Notes, 11.375%, 11/1/16	8,065	8,085,163
Neiman Marcus Group, Inc., 9.00%, 10/15/15	5,615	5,951,900
Neiman Marcus Group, Inc., 10.375%, 10/15/15	23,220	25,367,850
Sally Holdings, LLC, Sr. Notes, 9.25%, 11/15/14	3,535	3,570,350
Toys "R" Us, 7.375%, 10/15/18	4,435	3,481,475
Yankee Acquisition Corp., 8.50%, 2/15/15	9,900	9,330,750
Yankee Acquisition Corp., Series B, 9.75%, 2/15/17	11,405	10,606,650
		$120,889,982
Technology — 1.5%
Advanced Micro Devices, Inc., Sr. Notes, 7.75%, 11/1/12	$17,350	$16,092,125
Amkor Technologies, Inc., Sr. Notes, 7.75%, 5/15/13	5,320	5,167,050
Avago Technologies Finance, 11.875%, 12/1/15	2,330	2,621,250
Avago Technologies Finance, Variable Rate, 10.125%, 12/1/13	3,260	3,537,100
NXP BV/NXP Funding, LLC, 7.875%, 10/15/14	450	441,563
SunGard Data Systems, Inc., 9.125%, 8/15/13	3,145	3,223,625
		$31,082,713
Telecommunications — 3.7%
Centennial Cellular Operating Co./Centennial Communication Corp., Sr. Notes, 10.125%, 6/15/13	$5,490	$5,860,575
Digicel Group, Ltd., Sr. Notes, 8.875%, 1/15/15(4)	9,390	8,791,857
Digicel Group, Ltd., Sr. Notes, 9.125%, 1/15/15(4)	10,420	9,756,246
Digicel Group, Ltd., Sr. Notes, 9.25%, 9/1/12(4)	5,375	5,536,250

See notes to financial statements

Boston Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Telecommunications (continued)
Intelsat Bermuda, Ltd., 9.25%, 6/15/16	$6,130	$6,390,525
Intelsat Ltd., Sr. Notes, 5.25%, 11/1/08	1,590	1,576,088
Level 3 Financing, Inc. Sr. Notes, 8.75%, 2/15/17	8,765	8,041,888
Level 3 Financing, Inc. Sr. Notes, 9.25%, 11/1/14	4,665	4,420,088
Qwest Capital Funding, Inc., 7.00%, 8/3/09	3,080	3,103,100
Qwest Capital Funding, Inc., 7.90%, 8/15/10	3,583	3,690,490
Qwest Communications International, Inc., 7.50%, 2/15/14	11,465	11,665,638
Qwest Communications International, Inc., Sr. Notes, 7.50%, 11/1/08	1,145	1,145,000
Qwest Corp., Sr. Notes, 7.625%, 6/15/15	3,500	3,701,250
U.S. West Communications, 7.20%, 11/10/26	670	649,900
Windstream Corp., 8.125%, 8/1/13	805	855,313
		$75,184,208
Textiles / Apparel — 1.7%
Levi Strauss & Co., Sr. Notes, 8.875%, 4/1/16	$6,940	$7,148,200
Levi Strauss & Co., Sr. Notes, 9.75%, 1/15/15	2,735	2,868,331
Oxford Industries, Inc., Sr. Notes, 8.875%, 6/1/11	11,218	11,274,090
Perry Ellis International, Inc., Sr. Sub. Notes, 8.875%, 9/15/13	9,400	9,447,000
Phillips-Van Heusen, Sr. Notes, 7.25%, 2/15/11	620	626,200
Phillips-Van Heusen, Sr. Notes, 8.125%, 5/1/13	4,000	4,120,000
		$35,483,821
Transportation Ex Air / Rail — 0.4%
CEVA Group PLC, 10.00%, 9/1/14(4)	$7,545	$7,893,956
		$7,893,956
Utilities — 4.6%
AES Corp., Sr. Notes, 8.00%, 10/15/17(4)	$6,385	$6,472,794
AES Corp., Sr. Notes, 8.75%, 5/15/13(4)	3,085	3,277,813
AES Corp., Sr. Notes, 8.875%, 2/15/11	322	337,698
AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	2,694	2,916,143
Dynegy Holdings, Inc., 7.75%, 6/1/19(4)	7,825	7,384,844
Dynegy Holdings, Inc., 8.375%, 5/1/16	3,370	3,395,275
Edison Mission Energy, 7.50%, 6/15/13	3,895	3,968,031
Edison Mission Energy, Sr. Notes, 7.00%, 5/15/17(4)	4,910	4,824,075
Energy Future Holdings, Sr. Note, 10.875%, 11/1/17(4)	15,170	15,416,513
NGC Corp., 7.625%, 10/15/26	7,090	6,327,825
NRG Energy, Inc., 7.25%, 2/1/14	245	245,613
NRG Energy, Inc., 7.375%, 1/15/17	7,580	7,561,050
NRG Energy, Inc., Sr. Notes, 7.375%, 2/1/16	2,380	2,380,000

Security	Principal Amount (000's omitted)	Value
Utilities (continued)
Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10	$14,185	$15,745,350
Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/14	785	795,794
Reliant Energy, Inc., Sr. Notes, 7.875%, 6/15/17	2,110	2,139,013
Texas Competitive Electric Holdings Co. LLC, Sr. Notes, 10.25%, 11/1/15(4)	9,980	10,079,800
		$93,267,631
Total Corporate Bonds & Notes (identified cost $1,587,808,872)		$1,576,387,524
Convertible Bonds — 0.3%
Security	Principal Amount (000's omitted)	Value
Aerospace — 0.3%
L-3 Communications Corp., 3.00%, 8/1/35(4)	$5,745	$6,980,175
Total Convertible Bonds (identified cost $5,811,022)		$6,980,175
Common Stocks — 1.1%
Security	Shares	Value
Cable / Satellite TV — 0.4%
Time Warner Cable, Inc., Class A(7)	295,103	$8,436,995
		$8,436,995
Containers — 0.1%
Greif, Inc.	42,800	$2,722,080
		$2,722,080
Gaming — 0.4%
Fontainebleau Equity Holdings, Class A(6)(8)	301,724	$3,620,688
Shreveport Gaming Holdings, Inc.(6)	4,453	111,325
Trump Entertainment Resorts, Inc.(7)	538,544	4,195,258
		$7,927,271
Healthcare — 0.1%
Universal Health Services, Inc., Class B	38,334	$1,868,782
		$1,868,782

See notes to financial statements

Boston Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Leisure — 0.0%
HRP, Class B(4)(6)(7)	3,730	$37
		$37
Super Retail — 0.1%
GNC Acquisition Holdings, Class A(8)	204,221	$1,021,105
		$1,021,105
Utilities — 0.0%
Mirant Corp.(7)	7,905	$334,856
		$334,856
Total Common Stocks (identified cost $16,102,071)		$22,311,126
Convertible Preferred Stocks — 0.9%
Security	Shares	Value
Energy — 0.6%
Chesapeake Energy Corp., 4.50%	91,533	$9,625,610
Chesapeake Energy Corp., 5.00%(4)	21,939	2,660,104
		$12,285,714
Telecommunications — 0.3%
Crown Castle International Corp. (PIK), 6.25%	85,673	$5,151,089
		$5,151,089
Total Convertible Preferred Stocks (identified cost $15,115,555)		$17,436,803
Preferred Stocks — 0.4%
Security	Units/Shares	Value
Gaming — 0.4%
Fontainebleau Resorts LLC (PIK)(6)(8)	7,229	$6,897,972
		$6,897,972
Super Retail — 0.0%
GNC Acquisition Holdings(6)(8)	69,779	$348,895
		$348,895
Total Preferred Stocks (identified cost $7,577,958)		$7,246,867

Miscellaneous — 0.2%
Security	Shares	Value
Cable / Satellite TV — 0.2%
Adelphia, Inc., Escrow Certificate(7)	10,260,000	$1,718,550
Adelphia, Inc., Escrow Certificate(7)	5,085,000	839,025
Adelphia Recovery Trust(7)	14,818,854	1,287,462
		$3,845,037
Utilities — 0.0%
Mirant Corp., Escrow Certificate(6)(7)	2,205,000	$221
Mirant Corp., Escrow Certificate(6)(7)(8)	4,900,000	490
		$711
Total Miscellaneous (identified cost $13,800,475)		$3,845,748
Warrants — 0.2%
Security	Shares	Value
Consumer Products — 0.0%
HF Holdings, Inc., Exp. 9/27/09(6)(7)	3,400	$0
		$0
Gaming — 0.0%
Peninsula Gaming LLC, Convertible Preferred Membership Interests, Exp. 9/27/09(6)(8)	6,338	$329,565
		$329,565
Telecommunications — 0.2%
American Tower Corp., Exp. 8/1/08(4)(7)	4,825	$2,990,294
		$2,990,294
Total Warrants (identified cost $505,959)		$3,319,859
Short-Term Investments — 7.5%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(9)	$152,872	$152,872,095
Total Short-Term Investments (identified cost $152,872,095)		$152,872,095

See notes to financial statements

Boston Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Description	Interest (000's omitted)	Value
Total Investments — 100.5% (identified cost $2,063,006,612)		$2,047,929,258
Less Unfunded Loan Commitments — (0.0)%		$(424,439)
Net Investments — 100.5% (identified cost $2,062,582,173)		$2,047,504,819
Other Assets, Less Liabilities — (0.5)%		$(9,027,021)
Net Assets — 100.0%		$2,038,477,798

PIK - Payment In Kind

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  This Senior Loan will settle after October 31, 2007, at which time the interest rate will be determined.

(3)  Unfunded or partially unfunded loan commitment. The Portfolio is obligated to fund these commitments at the borrower's discretion.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of the securities is $454,099,000 or 22.3% of the Portfolio's net assets.

(5)  Defaulted security.

(6)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)  Non-income producing security.

(8)  Restricted security.

(9)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements

Boston Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $1,909,710,078)	$1,894,632,724
Affiliated investment, at value (identified cost, $152,872,095)	152,872,095
Receivable for investments sold	37,273,991
Dividends and interest receivable	41,089,758
Interest receivable from affiliated investment	526,965
Receivable for open swap contracts	1,678,703
Total assets	$2,128,074,236
Liabilities
Payable for investments purchased	$88,265,498
Payable to affiliate for investment advisory fee	994,218
Payable to affiliate for Trustees' fees	2,563
Payable for open swap contracts	85,167
Accrued expenses	248,992
Total liabilities	$89,596,438
Net Assets applicable to investors' interest in Portfolio	$2,038,477,798
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$2,051,961,616
Net unrealized depreciation (computed on the basis of identified cost)	(13,483,818)
Total	$2,038,477,798

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest and other income	$164,748,535
Dividends	1,586,016
Interest income allocated from affiliated investment	6,698,015
Expenses allocated from affiliated investment	(631,546)
Total investment income	$172,401,020
Expenses
Investment adviser fee	$11,880,863
Trustees' fees and expenses	31,916
Custodian fee	439,676
Legal and accounting services	153,143
Miscellaneous	36,159
Total expenses	$12,541,757
Net investment income	$159,859,263
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$32,968,062
Swap contracts	(1,651,465)
Foreign currency transactions	(6,741)
Net realized gain	$31,309,856
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(64,907,673)
Swap contracts	1,463,753
Net change in unrealized appreciation (depreciation)	$(63,443,920)
Net realized and unrealized loss	$(32,134,064)
Net increase in net assets from operations	$127,725,199

See notes to financial statements

Boston Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$159,859,263	$136,959,138
Net realized gain from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	31,309,856	28,391,139
Net change in unrealized appreciation (depreciation) from investments and swaps contracts	(63,443,920)	18,039,510
Net increase in net assets from operations	$127,725,199	$183,389,787
Capital transactions — Contributions	$618,807,755	$482,166,898
Withdrawals	(582,868,093)	(476,916,040)
Net increase in net assets from operations capital transactions	$35,939,662	$5,250,858
Net increase in net assets	$163,664,861	$188,640,645
Net Assets
At beginning of year	$1,874,812,937	$1,686,172,292
At end of year	$2,038,477,798	$1,874,812,937

See notes to financial statements

Boston Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,			Period Ended		Year Ended September 30,
	2007	2006	2005	October 31, 2004(1)		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.62%	0.66%	0.65%	0.66	%(2)	0.66%	0.66%
Expenses after custodian fee reduction(3)	0.62%	0.66%	0.65%	0.66	%(2)	0.66%	0.66%
Net investment income	7.91%	7.85%	7.71%	7.29	%(2)	8.29%	9.51%
Portfolio Turnover	84%	68%	71%	5%		79%	116%
Total Return	6.65%	11.10%	5.80%	1.82	%(4)	13.28%	26.96%
Net assets, end of period (000's omitted)	$2,038,478	$1,874,813	$1,686,172	$1,719,431		$1,669,254	$1,367,987

(1)  For the one-month period ended October 31, 2004. The Portfolio changed its fiscal year-end from September 30 to October 31.

(2)  Annualized.

(3)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, the period ended October 31, 2004 and the years ended September 30, 2004 and 2003, respectively).

(4)  Not annualized.

See notes to financial statements

Boston Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Boston Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio's objective to provide as much current income as possible. The Portfolio also seeks reasonable preservation of capital to the extent attainable from such investments, and growth of income and capital, as secondary objectives. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, Eaton Vance Income Fund of Boston, Eaton Vance Diversified Income Fund and Eaton Vance Capital & Income Strategies Fund held an approximate 93.1%, 6.8% and 0.1% interest, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Financial futures contracts listed in commodity exchange are valued at closing settlement prices. Interest rate swaps are generally valued on the basis of valuations furnished by a pricing service. Credit default swaps are valued by a broker dealer (usually the counterparty to the agreement). Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income investments, including listed securities and securities for which quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The Portfolio also invests in interests in senior floating-rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR) has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by the 1940 Act. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by BMR, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost calculation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statements purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with

Boston Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell credit protection against default on an individual issuer or basket of issuers of bonds. When the Portfolio is a buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly advisory fee at the annual rate of 0.625% of the average daily net assets of

Boston Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

the Portfolio. BMR agreed to fee reductions pursuant to two Fee Reduction Agreements between BMR and the Portfolio. On assets of $1.5 billion or more, BMR has agreed to reduce its annual fee rate as follows: 0.600% of average daily net assets of $1.5 billion but less than $2 billion, 0.575% of average daily net assets of $2 billion but less than $5 billion and 0.555% of average daily net assets of $5 billion or more. Such fee reductions cannot be terminated without the consent of the Trustees and shareholders and is intended to continue indefinitely. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended October 31, 2007, the Portfolio's advisory fee totaled $12,490,664 of which $609,801 was allocated from Cash Management and $11,880,863 was paid or accrued directly by the Portfolio. For the year ended October 31, 2007, the Portfolio's advisory fee, including the portion allocated from Cash Management, was 0.59% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than short-term obligations, aggregated $1,791,269,575 and $1,562,739,970, respectively, for the year ended October 31, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,061,115,569
Gross unrealized appreciation	42,851,397
Gross unrealized depreciation	(56,462,147)
Net unrealized depreciation	$(13,610,750)

The net unrealized appreciation on swap contracts at October 31, 2007 on a federal income tax basis was $0.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments of October 31, 2007 is as follows:

Credit Default Swaps

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000s omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Bank of America	First Data Corp.	Sell	$3,475	3.20%	12/20/2009	$(338)
Citigroup, Inc.	First Data Corp.	Sell	6,950	3.20	12/20/2009	(705)
	First Data Corp.	Sell	6,950	3.55	12/20/2009	46,539
Goldman Sachs Capital Markets L.P.	General Motors Corp.	Sell	3,400	7.25	9/20/2010	260,827
JPMorgan	Ford
Chase Bank	Motor Corp.	Sell	6,800	6.75	9/20/2008	158,655
	LCDX Series 9	Buy	23,770	3.75	12/20/2012	418,795
	Levi Strauss & Co.	Sell	6,800	3.90	9/20/2012	85,340
Lehman Brothers, Inc.	General Motors Corp.	Sell	6,800	4.65	9/20/2010	84,062
	General Motors Corp.	Sell	10,200	6.50	9/20/2008	303,981
Morgan Stanley Capital Services,Inc.	ARAMARK Corp.	Sell	6,800	4.82	9/20/2012	320,504
RBS Greenwich Capital	First Data Corp.	Sell	6,960	3.95	12/20/2010	(53,012)
	First Data Corp.	Sell	3,480	3.90	12/20/2010	(31,112)
						$1,593,536

Boston Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

At October 31, 2007, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2007.

7  Restricted Securities

At October 31, 2007, the Portfolio owned the following securities (representing 0.6% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares/ Units	Cost	Value
GNC Acquisition Holdings, Class A	3/15/07	204,221	$1,021,105	$1,021,105
GNC Acquisition Holdings, Preferred	3/15/07	69,779	348,895	348,895
Fontainebleau Equity Holdings, Class A	6/01/07	301,724	3,620,688	3,620,688
Fontainebleau Resorts LLC (PIK), Preferred	6/01/07	7,229	7,229,063	6,897,972
Mirant Corp., Escrow Certificate	1/05/06	4,900,000	0	490
Penninsula Gaming LLC, Convertible Preferred Membership Interests, Exp. 9/27/09	7/08/99	6,338	0	329,565
Total Restricted Securities			$12,219,751	$12,218,715

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Boston Income Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Boston Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Boston Income Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the supplementary data for year then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of changes in net assets and supplementary data for the year ended October 31, 2006 and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on all those financial statements and supplementary data in their report dated December 27, 2006.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Boston Income Portfolio as of October 31, 2007, the results of its operations, the changes in its net assets, and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

Eaton Vance Income Fund of Boston and Boston Income Portfolio as of October 31, 2007

OTHER MATTERS

Change in Independent Registered Public Accounting Firm

On August 6, 2007, PricewaterhouseCoopers LLP resigned in the ordinary course as the independent registered public accounting firm for the Fund and Portfolio.

The reports of PricewaterhouseCoopers LLP on the Fund's and Portfolio's financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund's and Portfolio's two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Fund's and Portfolio's financial statements for such years, and there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

At a meeting held on August 6, 2007, based on Audit Committee recommendations and approvals, the full Board of Trustees of the Fund and Portfolio approved Deloitte & Touche LLP as the Fund's and Portfolio's independent registered public accounting firm for the fiscal year ending October 31, 2007. To the best of the Fund's and Portfolio's knowledge, for the fiscal years ended October 31, 2006 and October 31, 2005, and through August 6, 2007, the Fund and Portfolio did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's and Portfolio's financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Eaton Vance Income Fund of Boston as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Qualified Dividend Income. The Fund designates approximately $1,257,418, or up to the maximum amount of such dividend allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 1.00% qualifies for the corporate dividends received deduction.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Boston Income Portfolio, the portfolio in which the Eaton Vance Income Fund of Boston (the "Fund") invests (the "Portfolio"), with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Income Fund of Boston

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Series Trust II (the Trust) and the Boston Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

Eaton Vance Income Fund of Boston

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 2001	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael W. Weilheimer 2/11/61	President	Since 2002	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President	Vice President of the Trust since 2000 and of the Portfolio since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVC, EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager at PricewaterhouseCoopers LLP (1997-2005). Officer of 76 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Trust and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

This Page Intentionally Left Blank

Investment Adviser of Boston Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Income Fund of Boston
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Income Fund of Boston
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

443-12/07  IBSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Income Fund of Boston (the “Fund”) is a series of Eaton Vance Series Trust II (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 2 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended October 31, 2006 and October 31, 2007, by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Income Fund of Boston

Fiscal Years Ended	10/30/06	10/30/07

Audit Fees	$39,570	$15,000

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$15,175	$11,000

All Other Fees(3)	$0	$0

Total	$54,745	$26,000

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or June 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series. Pricewaterhouse Coopers was the principal accountant for the fiscal years ended 2006. During the fiscal years ended 2007, Pricewaterhouse Coopers was replaced by D&T.

Fiscal Years	6/30/06	10/31/06	6/30/07	10/31/07
Ended	PWC	PWC	PWC	D&T

Audit Fee	$71,200	$39,570	$71,200	$15,000

Audit Related Fees(1)	$0	$0	$0	$0

Tax Fees(2)	$14,025	$15,175	$14,025	$11,000

All Other Fees(3)	$0	$0	$0	$0

Total	$85,225	$54,745	$85,225	$26,000

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Fund’s fiscal years ended October 31, 2006 and October 31, 2007, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Fund, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ principal accountant for the last 2 fiscal years of each Series. During the fiscal years ended 2007, Pricewaterhouse Coopers was replaced by D&T.

Fiscal Years	6/30/06	10/31/06	6/30/07	10/31/07
Ended	PWC	PWC	PWC	D&T

Registrant(1)	$14,025	$15,175	$14,025	$11,000

EatonVance(2)	$83,416	$68,486	$83,416	$286,446

(1)  Includes all of the Series of the Trust.

(2)  During the fiscal years reported above, the Fund was a “feeder” fund in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and “master” fund.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Trust II

By:	/s/Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	December 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 11, 2007

By:	/s/Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	December 11, 2007